INVESTMENTS IN SALES-TYPE LEASES AND LEASEBACK ASSETS	12 Months Ended
Dec. 31, 2024
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN SALES-TYPE LEASES AND LEASEBACK ASSETS	INVESTMENTS IN SALES-TYPE LEASES AND LEASEBACK ASSETS
The Company records new and modified leases in accordance with ASC 842. The Company elected the practical expedient to not reassess existing leases. See also Accounting policies within Note 2.

(in thousands of $)	2024	2023
Investments in sales-type leases	35,135	55,739
Total	35,135	55,739

As of December 31, 2024, the Company had a total of seven vessel charters accounted for as sales-type leases (December 31, 2023: nine vessels).

Investments in sales-type leases

As of December 31, 2024, the Company had seven (December 31, 2023: nine) container vessels accounted for as sales-type leases, which were chartered on long-term bareboat charters to MSC Mediterranean Shipping Company S.A. ("MSC"). The terms of the charters for the seven container vessels provide the charterer with a fixed price purchase obligation at the expiry of each of the charters. In March 2024, the Company sold and delivered the two container vessels, MSC Margarita and MSC Vidhi, which were accounted for as 'sales-type leases', to MSC following execution of the applicable purchase obligation in the charter contracts. (Refer to Note 9: Gain on Sale of Assets and Termination of Charters).

Investments in leaseback assets

When a sale and leaseback transaction does not qualify for sale accounting, the Company does not recognize the transferred vessels and instead accounts for the purchase as a leaseback asset.

In May 2020, SFL acquired a newbuild VLCC from Landbridge Universal Limited ("Landbridge") where control was not deemed to have passed to the Company due to the presence of repurchase options in the lease on acquisition and therefore was classified as a leaseback asset. Upon delivery, the vessel immediately commenced a seven-year bareboat charter back to Landbridge. The charterer had purchase options throughout the term of the charters and there was a purchase obligation at the end of the seven-year period. In August 2023, Landbridge declared a purchase option on the vessel and the vessel was delivered to them later that month. A net gain of $2.2 million was recognized on disposal of the vessel. (See also Note 9: Gain on Sale of Assets and Termination of Charters).

The following lists the components of investments in sales-type leases as of December 31, 2024 and December 31, 2023:

(in thousands of $)	Sales-Type Leases
	December 31, 2024	December 31, 2023
Total minimum lease payments to be received	4,941	16,020
Purchase obligations at the end of the leases	31,150	43,150
Net minimum lease payments receivable	36,091	59,170
Less: unearned income	(920)	(3,358)
Total investment in sales-type leases	35,171	55,812
Allowance for expected credit losses*	(36)	(73)
Total investment in sales-type leases	35,135	55,739
Current portion	35,135	20,640
Long-term portion	—	35,099

*See Note 27: Allowance for Expected Credit Losses.
The minimum future gross revenues including purchase obligations to be received under the Company's non-cancellable sales type leases as of December 31, 2024, are as follows:

(in thousands of $)	Sales-Type Leases
Year ending December 31,
2025	36,091
Thereafter	—
Total minimum lease payments to be received	36,091

Interest income earned on investments in direct financing leases, sales type leases and leaseback assets in the year ended December 31, 2024 was as follows:

(in thousands of $)	2024	2023	2022
Investments in sales type and direct financing leases*	2,439	3,894	5,021
Investments in leaseback assets	—	2,298	3,895
Total	2,439	6,192	8,916

* The 2022 interest income earned on investments in sales-type leases and direct financing leases in the above table includes $0.4 million in relation to two VLCCs on long-term charters to Frontline Shipping, a related party, until their disposal in 2022. (Refer to Note 9: Gain on Sale of Assets and Termination of Charters).